INTELLECTUAL PROPERTY EXCLUSIVE LICENSE & DISTRIBUTION AGREEMENT

THIS INTELLECTUAL PROPERTY EXCLUSIVE LICENSE & DISTRIBUTION AGREEMENT (together with all attachments hereto, collectively, this "Agreement") dated as of ~~September 5, 2013~~ MAY 20, 2014 by and between **InventeK Colloidal Cleaners, LLC** with place of business at 106 Gaither Drive, Mt Laurel, NJ 08054 ("InventeK"), and **Paul N. Andrecola** ("Paul"), collectively (the "Inventor"), on the one hand, and **Green Earth Technologies, Inc.** with place of business at 1136 Celebration Blvd., Celebration, FL 34747, on the other hand (GET and Inventor, each, a "Party" and collectively, the "Parties").

Inventek and GET entered into a Services Agreement dated as of January 1, 2010, (together with all Exhibits and Schedules thereto, the "Services Agreement") pursuant to which Inventek executed and delivered to GET a Confidentiality and Proprietary License Agreement (the "Inventek IP Agreement") and Paul executed and delivered to GET a Confidentiality and Proprietary Rights Agreement (the "Paul IP Agreement", and together with the Inventek IP Agreement, each an "IP Agreement" and collectively, the "IP Agreements"). Terms defined in the Paul IP Agreement that are not defined in this Agreement have the respective meanings herein that are set forth therein, as modified by this Agreement.

Inventor and GET agree as follows:

1. In consideration of and promptly after execution by all of the Parties of this Agreement and upon approval by the Board of directors of GET, GET will issue to Inventor One Hundred Million and (100,000,000) shares of Common Stock of GET ("Shares"), on the terms and conditions set forth herein: 30,000,000 shares upon execution of this agreement with the balance due upon shareholder approval for additional authorized GET shares.
2. The Services Agreement and the IP Agreements remain in full force and effect, as modified by this Agreement.
3. Inventor shall concurrently with the execution of this Agreement execute the Invention Proprietary Exclusive License & Distribution annexed hereto as Attachment A for products and formulations based on InventeK's proprietary colloidal chemistry technology related to applications in the **oil and gas industry** including oil, grease, paraffin and asphaltene degreasers and solvents, casing cutters, drilling lubricants and detergents, de-foamers and surfactants, storage, mud and fractionation tank cleaners, oil and fuel spill surface washing agents and dispersants, oil field rig and equipment cleaners, heavy duty vehicle washing agents, hydraulic fracturing fluids and water treatments, oil well stimulation and remediation products identified in Exhibit A of the Invention Proprietary Exclusive License.
4. Inventor also hereby grants to GET an exclusive distribution and fully paid-up worldwide license to all rights in products identified in Attachment B.
5. GET hereby grants back to Inventor a non-exclusive, worldwide, fully paid-up license to the products identified in Attachment A and Attachment B, until such time Inventor's/InventeK customers can be converted to GET customers (maximum 12 months).
6. As modified by this Agreement, in the Inventek IP Agreement, Inventek may be designated as "Inventek" or "Undersigned" and in the Paul IP Agreement, Paul may be designated as "Paul" or "Undersigned".
7. Notwithstanding the generality of Section 3 of this Agreement and in addition thereto, in addition to everything included in Works and Inventions under either or both of the IP Agreements, the following are included in Works and Inventions in each of the IP Agreements: Any and all works of authorship, including all records, papers, documents, drawings, analytics, formulations, existing and proposed business requirements, logic, processes or methods, functional or technical specifications, software and all inventions, formulas, tests, test results, techniques, manufacturing processes, ideas, algorithms, discoveries, designs, developments, business logic, and improvements contained therein or embodied thereby, which may be or have been at any time or for any reason conceived, created, compiled, improved, modified, performed or produced by Inventek or Paul from the beginning of time until the applicable IP Agreement is terminated to the

extent related to or usable for any of the applications listed in Section 3 of this Assignment Agreement, in each case, whether or not in the course of providing Services or the direct or indirect retention by GET, or prior to or after this Agreement.

8. The following is added to Section 7 of the IP Agreements: Undersigned hereby appoints GET and its successors and assigns as Undersigned's attorney-in-fact, with full power of substitution, in the name and stead of Undersigned or GET, for the benefit of GET and its successors and assigns, to from time to time do any and all such acts and things which Undersigned is obligated to do under this Section 8. Undersigned declares that the appointment made and the powers granted hereby are reasonable, for valuable consideration and are irrevocable.

9. In connection with the issuance of Shares, Paul and Inventek each makes the representations, warranties, agreements and covenants set forth in Attachment C as the "Undersigned" thereunder.

10. No Shares to be issued hereunder shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, and whether then held by Undersigned or any other person or entity (collectively, "Person") holding such Shares, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"). In connection with any proposed transfer, GET may require the transferor to provide at the transferor's own expense an opinion of counsel to the transferor, satisfactory to GET, that such transfer is in compliance with all foreign, federal and state securities laws (including the Securities Act). In connection with the issuance of shares and pursuant to Rule 144 (a), provided that GET is a "reporting issuer", the Inventor will comply with Securities and Exchange Commission "affiliate" reporting requirements.

11. All certificates representing the Shares shall have endorsed thereon the following legends:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

12. The terms and provisions of Sections 5 through 11 of the Paul IP Agreement are hereby incorporated by this reference into this Agreement to the same extent as if fully set forth herein. The term of the entire agreement is for 25 years, automatically renewing every 10 years beginning ~~September 5th~~ MAY 20, 2039, for a maximum of five 10 year periods.

13. GET, on behalf of Inventor, will pay for the preparation, filling and issuance of patents for Exclusive Licensed IP. Inventor will be responsible for defending them. All supporting documentation shall be held in escrow by InventeK's Attorney's lock box/safety deposit box on behalf of GET.

IN WITNESS WHEREOF, Inventek and GET have duly executed this Agreement as of the date set forth below.

Inventek Colloidal Cleaners, LLC:		**Green Earth Technologies, Inc.**	
Name:	Paul N. Andrecola	Name:	Jeffrey D. Loch
Title:	Vice President	Title:	President
Date:	~~September 5, 2013~~ MAY 20, 2014	Date:	~~September 5, 2013~~ MAY 20, 2014

Paul N. Andrecola

Jeffrey D. Loch

ATTACHMENT A	**Intellectual Property Exclusive License & Exclusive Distribution**
ATTACHMENT B	**List of Products Exclusively Licensed to GET**
ATTACHMENT C	**Representations, Warranties and Agreements In Connection with Issuance of Shares**

ATTACHMENT A

INTELLECTUAL PROPERTY EXCLUSIVE LICENSE & EXCLUSIVE DISTRIBUTION

THIS INTELLECTUAL PROPERTY EXCLUSIVE LICENSE is dated as of ~~September 5, 2013~~ MAY 20, 2014 by and between **Inventek Colloidal Cleaners, LLC** with place of business at 106 Gaither Drive, Mt Laurel, NJ 08054 ("Inventek"), and **Paul N. Andrecola** ("Paul"), collectively (the "Inventor"), on the one hand, and **Green Earth Technologies, Inc.** with place of business at 1136 Celebration Blvd., Celebration, FL 34747, on the other hand (GET and Inventor, each, a "Party" and collectively, the "Parties").

Definition

The Intellectual Property covered under this Agreement shall refer to products specifically related to the oil and gas industry including **oil, grease, paraffin and asphaltene degreasers and solvents, casing cutters, drilling lubricants and detergents, de-foamer and surfactants, storage, mud and fractionation tank cleaners, oil and fuel spill surface washing agents and dispersants, oil field rig and equipment cleaners, heavy duty vehicle washing agents, hydraulic fracturing fluids, oil well stimulation and remediation products identified in Exhibit A.**

Assignment

(a) Assignment of Exclusive Proprietary License. I hereby assign to the Company, all a Proprietary License, and interest throughout the world in and to Proprietary License which I have solely or jointly conceived or developed or reduced to practice, or caused to be conceived or developed or reduced to practice. I further acknowledge that any and all improvements which are made by me (solely or jointly with others) to the Inventions within the scope of and during the Term of the Services Agreement dated January 1, 2010 are "works made for hire" and hereby assigned to the Company.

(b) Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions. The records may be in the form of notes, sketches, drawings, flow charts, electronic data or recordings, laboratory notebooks, and any other format. The records will be available to and remain the sole property of the Company at all times.

(c) Proprietary License and Copyrights. I agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in Proprietary License and any copyrights, patents, trademarks, mask work rights, moral rights, or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, recordation, and all other instruments which the Company shall deem necessary in order to apply for, obtain, maintain and transfer such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive Proprietary License to such Inventions, and any copyrights, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement until the expiration of the last such intellectual property right to expire in any country of the world. If the Company is unable because of my mental or physical incapacity or unavailability or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such

applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations thereon with the same legal force and effect as if originally executed by me. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, which I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

General Provisions.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

(b) Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

(c) Survival. The provisions of this Agreement shall survive the assignment of this Agreement by the Company to any successor in interest or other assignee.

(d) ADVICE OF COUNSEL. I ACKNOWLEDGE THAT, IN EXECUTING THIS AGREEMENT, I HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND I HAVE READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

The parties have executed this Agreement on the respective dates set forth below:

COMPANY:

Green Earth Technologies, Inc.

Signature

Name: Jeffrey D. Loch

Title: President

Date: ~~September 5, 2013~~ MAY 20, 2014

COMPANY/ INVENTOR:

InventeK / Paul N. Andrecola

Signature

Name: Paul N. Andrecola

Title: Vice President

Date: ~~September 5, 2013~~ MAY 20, 2014

EXHIBIT A

Patents Applications:

1. BIODEGRADABLE OIL WELL REMEDIATION FLUID AND METHOD OF USE
2. BIODEGRADABLE COLLOIDAL CLEANING FLUID COMPOSITION AND METHOD OF USE
3. BIODEGRADABLE HYDRAULIC FRACTURING FLUID COMPOSITION AND METHOD OF USE

All Oil & Gas Industry Products (past, present and future), including:

Oil Well Remediation Cleaners:

1. Sump Remediation
2. Oil and Fuel Spill Clean UP! Concentrate
3. Well Wake UP! Condensate Remedy
4. Well Wake UP! "A" Asphaltene
5. Well Wake UP! "B" Asphaltene
6. Well Wake UP! "A" Paraffin
7. Well Wake UP! "B" Paraffin
8. Green Pill Paraffin Remedy
9. OSC 1809 S+ Concentrate
10. Hydraulic Fracturing Fluid

Heavy Duty Cleaners:

1. Tank Wash B (TW275)
2. G-Clean Storage Tank Cleaner
3. G-Clean Oil Field Rig & Equip Cleaner
4. G-Clean Frac Tank Cleaner & Water Treatment
5. G-Clean Fire Retardant
6. G-CLEAN Casing Cutter
7. G-Clean HD Vehicle Wash

ATTACHMENT B

ANY and ALL INVENTEK PRODUCTS (see Product List), including:

Automotive Cleaners

1. Car wash
2. Wheel cleaner
3. Tire shine
4. Brake Dust Shield
5. Glass cleaner
6. Anti-Fog
7. Rain Repellent
8. All Purpose Protectant

Household Cleaners

1. Grill and Surface Cleaner
2. Odor Eliminator
3. Lubricant Penetrating Oil

Outdoor Cleaners

1. Mold & Mildew Stain Remover
2. Concrete Cleaner & Degreaser
3. Siding & All Purpose Cleaner
4. Boat Wash and Car Wash Dissolvable Pouches
5. Outdoor Surface Protector
6. Hi Foam All purpose
7. All Purpose with Oxy detergent foamers

Outdoor Performance & Marine

1. Charcoal Lighter Fluid
2. Hull & Bottom Cleaner
3. Bilge Cleaner
4. Boat Wash
5. Fire Out!
6. Fuel Spill Clean-up
7. Boat Glass Cleaner

ATTACHMENT C

Representations, Warranties and Agreements In Connection With Issuance of Shares

(a) Undersigned is obtaining the Shares for Undersigned's own account and Undersigned has no present intention of distributing or selling the Shares except as permitted under the Securities Act and applicable state securities laws.

(b) Undersigned (i) has reviewed each of the documents that GET has filed with the SEC during the past 18 months, including the latest Form 10K and 10Q and Proxy Statement, (ii) has sufficient knowledge and experience in business and financial matters to evaluate GET, its proposed activities and the risks and merits of this investment and such documents, (iii) has had an opportunity to discuss GET's business, management and financial affairs with directors, officers and management of GET, (iv) has also had the opportunity to ask questions of and receive answers from GET and its management regarding the terms and conditions of this investment and such documents, (v) had access to, such information as he/it considers necessary or appropriate, including without limitation, regarding the terms and conditions of this Agreement, for deciding whether to sign this Agreement, and (vi) understands that there are substantial risk factors to be considered in connection with an investment in GET, including those described in such documents.

(c) Undersigned is also aware that the Shares have not been registered under the Securities Act, and that the Shares are deemed to constitute "restricted securities" under Rule 144. Undersigned also understands that the Shares are being offered and issued pursuant to an exemption from registration contained in the Securities Act based in part upon Undersigned's representations contained in this Agreement. Undersigned has been advised or is aware of the provisions of Rule 144, as in effect from time to time, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about GET, the resale occurring following the required holding period under Rule 144, and the number of shares being sold during any three month period not exceeding specified limitations.

(d) Undersigned has checked one of the following representations regarding his status as an "accredited investor, which representation is true and not misleading: Undersigned represents that he (A) has an individual net worth, or a joint net worth with such individual's spouse, in excess of $1,000,000, or (B) has had an individual income in excess of $200,000 in each of the two most recent years, or a joint income with one's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year, or (C) is an entity in which all of the equity owners are accredited investors under any of the foregoing criteria.

PRODUCT LIST

Building Maintenance

Bathroom Cleaner
Gel Bowl Cleaner
Bounce Back Hard Surface Restorer
Concrete Cleaner
Disinfectant Cleaner "Lemon Scent"
Drain Cleaner
Floor Sealer Wax
Floor Stripper
Glass Cleaner
Graffiti Remover
Marble and Granite Cleaner
Tile and Grout Cleaner
Antibacterial Hand Cleaner
Hand Soap
Hand Cleaner with Pumice
Mold Blaster
Multi Purpose Cleaner
Neutral Floor Cleaner
Odor Control
Paint Stripper
Paint Extender
Roof Wash
Siding Wash

Food Service

BBQ Cleaner
Degreaser
Food Service 400-1
Grill Cleaner
Grease Trap Cleaner
Heavy Duty Degreaser
Oven Cleaner
Range Hood Cleaner
Sanitizer (NSF approved)
Stainless Cleaner
Sub Zero Surface Cleaner (walk in freezers)



Carpet Care

Carpet Care Traffic Lane Cleaner w/ Encapsulate and Sanitizer
Leather and Suede Cleaner
Odor Out (available in a variety of scents)
Carpet Protectors
Red Stain
Spot and Stain Treatment
Soy Based Gum Remover
Water Based Gum Remover



Industrial

Oil Well Casing Cutter
Petroleum Tank Cleaner
Wine Tank Cleaner
Dairy Tank Cleaner

PRODUCT LIST

Parks and Recreation

Algae Control
Boat Wash
Bilge Cleaner
Colloidal Water Treatment
Concrete Cleaner
Fire Ant Eliminator
Fire Extinguisher
Geese Police
Glass Cleaner
Graffiti Remover
Graffiti Remover with Pumice

House Wash
House and Patio Wash
Hull and Bottom Cleaner
Mosquito Terminator
Oil/Gas Spill Clean-Up Remediation
Pest Control
Plant Food
Paint Stripper
Turf and Grass Formula
Weed Killer

Fleet Maintenance

Anti-Fog
Automotive Bay Cleaner & Degreaser
Air Conditioner, Heater, Odor Refresher
Brake Dust Remover
Brake Dust Shield
Bug & Tar Remover
Car Wash
Heavy Duty Truck Wash
Glass Cleaner

Interior Upholstry Cleaner
Leather and Suede Cleaner
Rain Repellent
Chrome and Steel Wash
Tire Shine
Wheel Cleaner
Windshield Wash / Summer
Windshield Wash / Winter

Hotel and Hospitality

Bathroom Cleaner
Bed Bug Spray
Dish Washing Liquid
Evaporator Coil Cleaner

Food Service 400-1
Grease Cutters
Gum Removers
Hood Cleaners

Laundry Detergent
Mold Blaster
Odor Out
Potato Bleach

Laundry Pre-Wash
Spot & Stain Remover
Tile & Grout
Carpet Care




